                                                                  EXHIBIT 10.9.2









                                                   (ILLINOIS)

                   FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF
                           RENTS & SECURITY AGREEMENT



         THIS FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF RENT & SECURITY AGREEMENT, dated as of June 29, 2001, is made between JV ILL REALTY CORP., an Illinois corporation ("Mortgagor"), whose address is c/o Day International Group, Inc., 130 West Second Street, Dayton, OH 45402, and BANK ONE, NA, a national banking association ("Bank One"), whose address is 40 North Main Street, Dayton, OH 45402, assignee of SOCIETE GENERALE, resigning Administrative Agent, and successor Administrative Agent (in such capacity, "Mortgagee") for several banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999, (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement") among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"). References to this Mortgage shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. References to this "Amendment" shall mean this instrument. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                    RECITALS

         A. Mortgagor has executed that certain Mortgage, Assignment of Rents and Security Agreement dated as of October 19, 1999 and recorded in the DuPage County Recorder's Office at document number R99-227062 on October 26, 1999 (the "Mortgage").

         B. Mortgagor and Mortgagee have agreed to modify the Mortgage as provided herein in accordance with the terms of that Agency Assignment Agreement dated June 29, 2001 entered into by and among Day International Group, Inc., Societe Generale as resigning Administrative Agent and Bank One, NA, in its capacity as successor Administrative Agent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein, the parties, intending to be legally bound, hereby agree as follows:

         1. Amendment to Mortgage. The Mortgage is hereby amended to reflect the resignation of Societe Generale as Administrative Agent and its replacement in such capacity by Bank One, NA as successor Administrative Agent under the Credit Agreement, as amended, and pursuant to the terms of the Agency Assignment Agreement dated as of June 29, 2001 as follows:

            a. The introductory paragraph of the Mortgage is hereby amended by deleting "SOCIETE GENERALE, whose address is 1221 Avenue of the Americas, New York, New York 10020" and substituting "BANK ONE, NA, whose address is [611 Woodward Avenue, Detroit, MI 48226]" in place thereof.

            b. All references in the Mortgage to Mortgagee are henceforth deemed to be references to Bank One, NA, as Mortgagee.

         2. Ratification. Except as set forth herein, the Mortgage remains unmodified and in full force and effect.

         3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                [Space intended]

         This Amendment has been duly executed by the undersigned on the date first above written.


                                            JV ILL REALTY CORP.


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:


                                            Attest:

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:



ATTEST:

Signed, sealed and delivered
in our presence:


------------------------
Print Name:


------------------------
Print Name:

                                            BANK ONE, NA


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:


                                            Attest:

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:

ATTEST:

Signed, sealed and delivered
in our presence:


------------------------
Print Name:


------------------------
Print Name:

STATE OF OHIO           )
                        : SS
COUNTY OF MONTGOMERY    )

         PERSONALLY APPEARED before me the undersigned witness who signed above and who being first duly sworn deposes and says thet s/he saw the within named JV ILL REALTY CORP., an Illinois corporation, by _____________________, its ___________________, attested by ____________________, its ____________________, sign and seal and as its act and deed deliver the within-written Amendment for the uses and purposes therein mentioned and that s/he with the other witness who signed above witnessed the execution thereof.


                                              _________________________________
                                              Signature of Proving Witness

SWORN TO BEFORE ME this ____ day of _____________, 2001.

____________________________________
Notary Public for __________________
My commission expires ______________

STATE OF ______________)
                       ): SS
COUNTY OF _____________)


         THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of ____________________, 2001 by _____________________, the _______________ of BANK
ONE, NA, a national banking association, as Agent, on behalf of said association.


_______________________________________
Notary Public for _____________ County
My Commission expires _________________